UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

HESKA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

3760 Rocky Mountain Avenue
Loveland, Colorado 80538

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (970) 493-7272

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01        Changes in Registrant's Certifying Accountant.

         (a)     Dismissal of previous independent public accounting firm.

         On March 31, 2006, Heska Corporation (the “Company”), dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accountant. The Company’s Audit Committee recommended and approved the decision to change independent registered public accounting firms.

         KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the two fiscal years ended December 31, 2004 and 2005 and during the subsequent interim period through March 31, 2006, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during the fiscal years ended December 31, 2004 and 2005 and through March 31, 2006, the Company had no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

         The Company has provided KPMG with a copy of the above disclosure prior to its filing with the Securities and Exchange Commission (“SEC”) and has requested that KPMG furnish it with a letter addressed to the SEC stating whether they agree with the above statements. A copy of such letter, dated April 5, 2006, is filed as Exhibit 16.1 to this Form 8-K.

         (b)     Engagement of new independent registered public accounting firm.

         As of March 31, 2006, the Audit Committee of the Company approved the engagement of Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) to serve as its independent registered public accountant effective immediately and to audit the consolidated financial statements of the Company for the year ending December 31, 2006.

         During the two years ended December 31, 2004 and 2005 and through March 31, 2006, neither the Company nor anyone acting on the Company’s behalf consulted with EKS&H with respect to any of the matters or reportable events set forth in Item 304a(2)(i and (ii) of Regulation S-K.

Item 9.01        Financial Statements and Exhibits.

         (d)     Exhibits.

         16.1     Letter from KPMG LLP to the U.S. Securities and Exchange Commission dated April 5, 2006, regarding change in certifying accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation
Dated: April 5, 2006	By: /s/Jason A. Napolitano JASON A. NAPOLITANO Executive Vice President and Chief Financial Officer